SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DELAWARE POOLED TRUST (Name of Registrant as Specified In Its Charter)

____________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
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identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
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1)	Amount Previously Paid: ____________________________________________________________
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4)	Date Filed: ____________________________________________________________

PROXY MATERIALS

The Core Focus Fixed Income Portfolio	The International Fixed Income Portfolio
The Core Plus Fixed Income Portfolio	The Labor Select International Equity Portfolio
The Emerging Markets Portfolio	The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Large-Cap Value Equity Portfolio
The Global Fixed Income Portfolio	The Mid-Cap Growth Equity Portfolio
The Global Real Estate Securities Portfolio	The Real Estate Investment Trust Portfolio II
The High-Yield Bond Portfolio	The Select 20 Portfolio
The International Equity Portfolio	The Small-Cap Growth Equity Portfolio

each a series of

DELAWARE POOLED® TRUST

Dear Shareholder:

     I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of Delaware Pooled Trust (the “Trust”) will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The purpose of the special meeting is to vote on several important proposals that affect the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposals have been carefully reviewed by the Board of Trustees of the Trust. The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

     The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call Delaware Investments at (800) 266-3816. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on November 12, 2009

The Core Focus Fixed Income Portfolio	The International Fixed Income Portfolio
The Core Plus Fixed Income Portfolio	The Labor Select International Equity Portfolio
The Emerging Markets Portfolio	The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Large-Cap Value Equity Portfolio
The Global Fixed Income Portfolio	The Mid-Cap Growth Equity Portfolio
The Global Real Estate Securities Portfolio	The Real Estate Investment Trust Portfolio II
The High-Yield Bond Portfolio	The Select 20 Portfolio
The International Equity Portfolio	The Small-Cap Growth Equity Portfolio

To the Shareholders of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Delaware Pooled® Trust (the “Trust”):

     NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of the Trust, along with certain other funds within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

	Proposal		Funds voting on the Proposal

1.	To elect a Board of Trustees for the Trust. The		Shareholders of all Funds voting collectively.
nominees for election to the Board of Trustees, all
of whom are presently members of the Board, are:

	Thomas L. Bennett	Ann R. Leven
	Patrick P. Coyne	Thomas F. Madison
	John A. Fry	Janet L. Yeomans
	Anthony D. Knerr	J. Richard Zecher
Lucinda S. Landreth

2.	To approve a new investment advisory agreement		Shareholders of each Fund, except The Mid-Cap
	for each Fund, except The Mid-Cap Growth Equity		Growth Equity Portfolio, voting separately from
	Portfolio.		shareholders of each other Fund.

3.	To approve a new sub-advisory agreement for The		The International Equity Portfolio only.
International Equity Portfolio.

     Shareholders of record of the Trust as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Board of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

[September 21], 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign it, and return it in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

For

The Core Focus Fixed Income Portfolio	The International Fixed Income Portfolio
The Core Plus Fixed Income Portfolio	The Labor Select International Equity Portfolio
The Emerging Markets Portfolio	The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Large-Cap Value Equity Portfolio
The Global Fixed Income Portfolio	The Mid-Cap Growth Equity Portfolio
The Global Real Estate Securities Portfolio	The Real Estate Investment Trust Portfolio II
The High-Yield Bond Portfolio	The Select 20 Portfolio
The International Equity Portfolio	The Small-Cap Growth Equity Portfolio

each a series of

DELAWARE POOLED® TRUST

Dated [September 21], 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at www.delawareinvestments.com.

     This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Delaware Pooled Trust (the “Trust”), along with other registered open-end management investment companies within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials. Each of the separate series within the Trust is referred to as a “Fund” and all of the series are collectively referred to as the “Funds.” The Meeting was called by the Board of Trustees of the Trust (the “Board,” or the “Board of Trustees”) to vote on the following proposals, each of which is described more fully below:

	Proposal	Funds voting on the Proposal

1.	To elect a Board of Trustees.	Shareholders of all Funds voting collectively.

2.	To approve a new investment advisory agreement for	Shareholders of each Fund, except The Mid-
	each Fund, except The Mid-Cap Growth Equity	Cap Growth Equity Portfolio, voting separately
	Portfolio.	from shareholders of each other Fund.

3.	To approve a new sub-advisory agreement for The	The International Equity Portfolio only.
International Equity Portfolio.

     The principal offices of the Trust are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trust by telephone by calling (800) 231-

8002. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about [September 21], 2009.

     This Proxy Statement gives you information about the Trustees, the new investment advisory agreement, the new sub-advisory agreement, and other matters that you should know before voting.

     Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling (800) 231-8002 or by writing to the Fund at Attention: Client Services, 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

     PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

     In Proposal 1, shareholders of the Trust are being asked to elect nine Trustees (together, the “Trustee Nominees”) to the Board. All of the Trustee Nominees are currently members of the Board.

     The Trust is governed by the Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

     The Trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders. As noted above, all of the Trustee Nominees standing for election are currently members of the Board. The nine Trustee Nominees are Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. Among the Trustee Nominees standing for election, only Mr. Coyne would be deemed an “Interested Trustee” because he is a executive officer of the Funds’ investment adviser. The remaining Trustee Nominees would be deemed to be “Independent Trustees;” i.e., Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act. Appendix A includes a list of the Trustees with certain background and related information.

     If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees. Ann R. Leven serves as Coordinating Trustee for the Trust. Although Mr. Coyne, the Chairman, President, and Chief Executive Officer of the Trust, currently serves as a Trustee, he is standing for election by shareholders for the first time. Mr. Coyne was appointed to the Board in 2006, and was recommended for appointment to the Board by the Nominating and Corporate Governance Committee, which consists solely of Independent Trustees.

How are Nominees for Trustee Selected?

     The Nominating and Corporate Governance Committee recommends Board members, fills vacancies, and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street,

Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board. The committee consists of John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex officio), all of whom are Independent Trustees. The Trust’s Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year.

     The Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix B to this Proxy Statement.

     The Nominating and Corporate Governance Committee met on September 3, 2009, to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other affiliates and principal service providers, as well as such other information as the Committee deemed relevant to their considerations. The Nominating and Corporate Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on September 3, 2009, the Independent Trustees selected and nominated the Trustee Nominees for election by the shareholders of the Trust.

How Often Does the Board Meet and What Are the Trustees Paid?

     The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust. The Board held six meetings during the Trust’s last fiscal year. Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Board held during the Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Board on which he or she served. The Trust does not have a formal policy regarding Trustee attendance at shareholders’ meetings but it encourages Trustees to do so. The Trust does not hold annual meetings at which Trustees are elected.

     None of the Independent Trustees owns, beneficially or of record, securities issued by any investment adviser or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix C shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments Family of Funds that are beneficially owned by each Trustee Nominee as of June 30, 2009.

     Each Independent Trustee is compensated by the Trust. Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trust for serving as Trustee. Trust officers are not compensated by the Trust. The table in Appendix D shows the amount of compensation that each Trustee received from the Trust during the Trust's last fiscal year, and the aggregate amount of compensation that each Trustee received from the Delaware Investments Family of Funds during that period.  In addition, the Independent Trustees received separate compensation from the Trust for the meetings held in connection with their review of the transaction described under Proposal 2 below.

Who are the Principal Officers of the Trust?

     Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. Appendix E to this Proxy Statement identifies the principal officers of the Trust, and provides the officers’ names, birth dates, addresses, positions and length of service with the Trust, and principal occupations during the past five years.

What are the Standing Committees of the Board?

     The Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Trust’s Audit Committee held six meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee. Information on the Nominating and Corporate Governance Committee is provided above under “How are Nominees for Trustee Selected?”

Independent Trustees Committee. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, the committees, and Board activities. The committee is comprised of all of the Independent Trustees. The Trust’s Independent Trustees Committee held four meetings during the Trust’s last fiscal year.

Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board, upon request, in oversight of the investment advisory services provided to the Funds by their investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment adviser regarding investment performance and expenses and suggest changes to such reports. The Trust’s Investments Committee consists of the following Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Ann R. Leven (ex officio); Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Who are the Trust’s Independent Auditors?

Selection of Auditors. The Audit Committee and the Board have selected the firm of Ernst & Young LLP (“E&Y”) to serve as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available to answer any questions or if otherwise necessary.

Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Trust’s annual financial statements or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements were $372,800 and $368,500 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by E&Y that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above, were $0 for the fiscal years ended October 31, 2008 and October 31, 2007.

     The aggregate fees billed by the E&Y for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Trust were $19,074 and $19,074 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

Tax Fees. The aggregate fees billed to the Trust for professional services rendered by E&Y to the Trust for tax compliance, tax advice, and tax planning were $147,505 and $129,520 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     The aggregate fees billed by E&Y for tax-related services provided to the Trust's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Trust were $0 for the fiscal years ended October 31, 2008 and October 31, 2007.

All Other Fees. There were no additional fees paid by the Trust or to the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser during the Trust’s last two fiscal years for products and services provided by E&Y, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust were $399,507 and $383,882 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively.

     The Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust, is compatible with maintaining E&Y’s independence. E&Y currently is analyzing whether its independence will be affected after the transaction described in Proposal 2 as a result of services provided by E&Y to Macquarie Group Limited and its affiliates.

Pre-Approval Policies and Procedures. The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth in Appendix F to this Proxy Statement. All of the fees disclosed above were pre-approved pursuant to the Pre-Approval Policies and Procedures. The Audit Committee for the Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(1)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the Required Vote to Elect Trustees?

     Provided that “Quorum” requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds. This means that the nine Trustee Nominees receiving the largest number of votes will be elected. The votes of all of the Funds of the Trust will be counted together in determining the results of the voting for Proposal 1.

    PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

     In Proposal 2, shareholders of each Fund, except The Mid-Cap Growth Equity Portfolio, are being asked to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Delaware Management Company (“DMC”) (the “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but, for the reasons discussed below, a new investment advisory agreement will be required if the Transaction is completed. Shareholders of The Mid-Cap Growth Equity Portfolio are not being solicited to approve the New Investment Advisory Agreement because such Fund will be liquidated by the time of the Closing (as defined below). For a general description of the proposed New Investment Advisory Agreement and a comparison of the proposed New Investment Advisory Agreement and the investment advisory agreement currently in effect for the Trust, on behalf of each Fund (the “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreement” below. The form of the New Investment Advisory Agreement is included in Appendix G. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders are provided in Appendix H. The Current Investment Advisory Agreement was last approved for continuance by the Board on May 19-21, 2009.

     The Board is proposing the New Investment Advisory Agreement because the Current Investment Advisory Agreement will terminate upon completion of the Transaction, which is defined and discussed below. As required by the 1940 Act, the Current Investment Advisory Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC, and thus the assignment and automatic termination of the Current Investment Advisory Agreement. Shareholders of each Fund are therefore being asked to approve the New Investment Advisory Agreement for their Fund. The New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. While the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as hereinafter defined) is terminated, the New Investment Advisory Agreement will not go into effect and the Current Investment Advisory Agreement will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly-owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider for the Funds, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Funds. DMHI and its various affiliates are sometimes referred to herein as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to herein as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited to pay LNC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, such amount subject to certain specified closing adjustments at and after the Closing. As noted above, the Closing is currently expected to take place on or about December 31, 2009. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to DMC by all clients that have consented to the assignment of their advisory agreements or approved a new advisory agreement (including the Trust) not being less than 75% of annualized advisory fees payable to DMC as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board. DMC is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of DMHI. Delaware Investments is the marketing name for DMHI and its subsidiaries. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, DMC and its affiliates managed, in the aggregate, more than $120 billion in assets in various institutional or separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation formed in 1992, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker-dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is a subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of

July 31, 2009. More information on Macquarie Group’s operations is available at www.Macquarie.com.au and at www.Macquarie.com/us.

Australian Banking Regulations require the following disclaimer to be made: Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team. The Transaction is not expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds.

     It is currently anticipated that following the closing of the Transaction, DMHI, DMC, DDLP, and DSC will continue to operate, and the Funds will continue to operate, and the Delaware brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group and DMHI and their affiliates are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware’s investment strategies, in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Board has had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009, and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement. The 1940 Act requires that the New Investment Advisory Agreement be approved by a Fund’s shareholders in order to become effective for such Fund. At the in-person meetings held on September 3, 2009, and for the reasons discussed below (see “Board Considerations in Approving the New Investment Advisory Agreement” below), the Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement as being in the best interests of the Funds and their shareholders and recommended its approval by shareholders. In the event shareholders of a Fund do not approve the New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

The New Investment Advisory Agreement

     The New Investment Advisory Agreement will be substantially similar to the Current Investment Advisory Agreement. Appendix G includes a form of the New Investment Advisory Agreement. A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement is available in the Trust’s annual report to shareholders for its last fiscal year end. Appendix H provides information on the Current Investment Advisory Agreement, including the date it was initially approved for each Fund, date of last shareholder approval, the reason for the most recent submission to shareholders, and the rate of compensation of DMC. Appendix I describes for each Fund the aggregate amount of DMC’s fee, amounts paid by DMC to the Fund’s sub-adviser (if applicable), and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Advisory Agreement is approved. DMC provides investment advisory services to certain other funds that have investment objectives and policies similar to those of the Funds. Appendix I lists such other mutual funds advised by DMC, the net assets of those funds, and the management fee schedule pursuant to which DMC received advisory fees from those funds during the fiscal years ended on the dates noted.

Fees. There will be no change in the fee schedule applicable to any Fund under the New Investment Advisory Agreement. All currently effective contractual fee waivers or reimbursement will remain in place after the Transaction until the end of their respective terms, and Macquarie Group has no present intention to cause DMC to alter any voluntary expense waivers or reimbursements currently in effect for the Funds.

Investment Advisory Services. The New Investment Advisory Agreement requires DMC to provide the same services to the Funds as it does under the Current Investment Advisory Agreement. The New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund; (ii) effect the purchase and sale of those investments in furtherance of each Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding each Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC.

     Both the Current and New Investment Advisory Agreements provide that the services of DMC are not exclusive to the Fund, and DMC and its affiliates may render services to others.

     The New Investment Advisory Agreement provides that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for a Fund. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreement. DMC has also received an order from the U.S. Securities and Exchange Commission permitting it to operate as a manager-of-managers. Pursuant to that order, DMC may appoint and remove sub-advisers without obtaining shareholder approval for those Funds that the Board has designated to be subject to the order.

Fund Administration Services. DMC and Macquarie Group have advised the Board that they anticipate and intend that the nature and level of administrative services provided to the Funds under the Current Investment Advisory Agreement, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreement. In addition, any fees for administrative services, whether payable under the Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

Payment of Expenses. The provisions contained in the New Investment Advisory Agreement addressing allocation of expenses are substantially similar in all material respects to those contained in the Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that the Trust is responsible for its own expenses, including costs incurred in the maintenance of its corporate existence; the maintenance of the Trust’s books, records and procedures; dealing with a Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses that are paid by the Trust under the Current Investment Advisory Agreement are listed expressly as Trust expenses in the New Investment Advisory Agreement. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for the Trust’s expenses.

     Directors, officers, and employees of DMC may be Trustees and officers of the Trust, but directors, officers, and employees of DMC who are Trustees, officers and/or employees of the Trust do not receive any compensation from the Trust for acting in a dual capacity. The Trust and DMC may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between the Trust and DMC.

Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will terminate two years from the date of implementation, and will only continue in effect from year to year if its continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreement has similar provisions for its term and continuance, although the initial dates of the Agreements differ. The initial two year period has elapsed for the Current Investment Advisory Agreement. The Current Investment Advisory Agreement was most recently renewed by each Fund’s Board in May 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of a Fund that are present in person or by proxy at a meeting called for the purpose of voting on the approval if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination. The New Investment Advisory Agreement generally provides that the Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Trust upon giving DMC 60 days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Trust’s Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The New Investment Advisory Agreement may also be terminated by DMC on 60 days’ written notice. As required by the 1940 Act, the New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreement contains similar termination provisions.

Proxy Voting. The New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreement.

Amendments. To incorporate explicitly the requirements of the 1940 Act, the New Investment Advisory Agreement provides that it may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. The Current Investment Advisory Agreement does not contain a similar provision.

Other Changes. The New Investment Advisory Agreement conforms the Current Investment Advisory Agreement with currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

Additional Information about DMC

     Appendix J provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trust and who is also an officer, employee or shareholder of DMC. The following Trustee Nominee and executive officers of the Trust may receive a portion of the consideration described above as a result of the accelerated vesting of equity interests (the “Equity Interests”) in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC, brought about by the Transaction: Patrick P. Coyne ____%; Michael J. Hogan ____%; See Yeng Quek ____%; Brian L. Murray, Jr. ____%; David P. O’Connor ____%; and Richard Salus ____%.  See Appendix J for a list of the executive officer positions with the Trust of each of the above named individuals.  Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the closing of the Transaction. The holders of the Equity Interests will only obtain a portion of the consideration described above if they put their vested Equity Interests back to DIUS or their Equity Interests is called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Trust own or hold vested or unvested stock or options on stock of LNC.

Board Considerations in Approving the New Investment Advisory Agreement

     At an in-person meeting held on September 3, 2009, the Board, including the Independent Trustees, discussed and unanimously approved the New Investment Advisory Agreement between the Trust, on behalf of each Fund, and DMC. Concluding that approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Board also directed that the New Investment Advisory Agreement be submitted to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Investment Advisory Agreement.

     Prior to their approval of the New Investment Advisory Agreement between the Trust, on behalf of each Fund, and DMC, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Trustees requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreement, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Trustees.

     The Coordinating Trustee and the Chair of each committee of the Board, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Trustees, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, meetings in person or by telephone were held between management of DMC and certain Independent Trustees on four occasions during the months preceding the Board’s in-person meeting. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreement and certain other contracts and considerations relevant to their deliberations on whether to approve such New Investment Advisory Agreement.

     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to and responded to questions from the Trustees. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Trustees’ review of the New Investment Advisory Agreement, DMC and/or Macquarie Group emphasized that:

  Macquarie Group and DMC have assured the Trustees that there will be no adverse changes in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.
  No material changes in personnel or operations are contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds.
  Macquarie Group has no present intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds and, therefore, the advisory and administrative fees would not increase by virtue of the Transaction or the New Advisory Agreement.
  Under the Transaction Agreement, Macquarie Group has agreed to conduct, and use reasonable best efforts to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Advisory Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Trust, on behalf of each Fund, and DMC, as provided in the New Advisory Agreement, including the proposed advisory fees and the related administration arrangements between the Funds and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included:

• The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels as well as the strengthening of Delaware Investments’

distribution capabilities through the acquisition of an exclusive wholesaling sales force from LNC.

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world.
  The terms and conditions of the New Investment Advisory Agreement, including that each Fund’s total fees will not increase as a result of the New Investment Advisory Agreement, but rather will remain the same. (See “The New Investment Advisory Agreement” above).
  At its in-person meeting in May 2009, the Board had performed a full annual review of, or initially approved, the Current Investment Advisory Agreement as required by the 1940 Act and determined that DMC has the capabilities, resources, and personnel necessary to provide the advisory and administrative services currently provided to each Fund. The Board also determined that the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represent reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds (including information provided by Lipper Inc. (“Lipper”, an independent statistical compilation organization) and such other matters that the Board considered relevant in the exercise of their reasonable judgment.
  The portfolio management teams for the Funds would not change as a result of the Transaction.
  LNC and Macquarie Group executed an agreement with the Trust pursuant to which LNC and Macquarie Group have agreed to pay all expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreement and related agreements, and all costs related to this proxy solicitation. The agreement also provides for indemnification by LNC or Macquarie Group, as applicable, of the Funds and the Trustees for any losses arising from claims that certain information provided by LNC or Macquarie Group for this Proxy Statement is untrue or misleading, As a result, the Funds will bear no costs in evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreement.
  The likelihood that Macquarie Group would invest in DMC, resulting in potential benefits to the Funds and the shareholders, including the possibility of increased assets under management which would allow some Funds the potential opportunity to achieve economies of scale and lower fees.
  The compliance and regulatory history of Macquarie Group and its affiliates.

Certain of these considerations are discussed in more detail below.

     In making its decision relating to the approval of the New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished, however, the following discussion identifies the primary factors taken into account by the Trustees in approving the New Investment Advisory Agreement.

     Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement will be substantially similar to the Current Investment Advisory Agreement (as discussed under “The New Investment Advisory Agreement”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters. The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Board routinely reviews and has been impressed by DSC’s performance. The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge. For the foregoing reasons, the Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

     Investment Performance. The Trustees considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees give appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to the approval of the Current Investment Advisory Agreement at the in-person meeting in May 2009. At that meeting, the Trustees reviewed Lipper reports prepared for each Fund showing the investment performance in comparison to a group of funds selected by Lipper as being similar to such Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% make up the second quartile; the next 25% make up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods. The Board’s objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

     During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the funds in the Delaware Investments Family of Funds compared to the information presented at the May 2008 meeting. At their meeting on September 3, 2009, the Trustees examined the investment performance of all of the funds in the Delaware Investments Family of Funds and compared the performance of each fund relative to that of its respective peer group for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 against the corresponding relative investment performance of the Funds for such time periods ended December 31, 2008. As of June 30, 2009, 29 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective peer groups that was as good as or better than the corresponding relative investment performance at December 31, 2008 for all four time periods. At June 30, 2009, an additional 9 funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective peer groups that was better than the corresponding relative investment performance at December 31, 2008 for three of the four time periods. At June 30, 2009, 19 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective peer groups that was approximately the same as that of the corresponding relative performance at December 31, 2008 and only 22 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008. The Trustees, therefore, concluded that investment performance of the funds in the Delaware Investment Family of Funds on an aggregate basis, had continued to improve relative to their respective peer groups since the data reviewed at the May 2009 meeting. The Trustees also noted that the proposed continuity of DMC’s operations after the Transaction would be expected to mitigate any adverse impact on Fund performance arising from the Transaction.

     Comparative Expenses. The Trustees also evaluated expense comparison data for the Delaware Investments® Family of Funds previously considered in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for non-management services. The Trustees’ objective was for each Fund’s total expense ratio to be competitive with that of the Expense Group. At the September 3, 2009 meeting, the Board noted that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009. The Board was assured that there was no current intention to change DMC’s existing voluntary expense waivers and reimbursement policy as a result of the Transaction, and that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the closing of the Transaction.

     Management Profitability. The Board once again considered the level of profits realized by DMC in connection with the operation of the Funds. The Board previously considered the level of profits realized by DMC in connection with the operation of the Funds at their May 2009 meeting. At that meeting, the Board reviewed the Investment Management Profitability Analysis addressing the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a

whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders, to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives and the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. The Board also noted Macquarie Group’s commitment to maintain sufficient capitalization of DMC and Delaware Investments to continue the same level and quality of services to the Funds.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its benchmarking analysis for the Funds. Management believed, and the Board agreed, that the Funds were priced with relatively low management fees to reflect potential economies of scale up front. The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees believed that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in DMC’s asset management business, particularly with respect to distribution.

     Fall-Out Benefits. The Trustees considered that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. They reviewed information about practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees recognized that DMC’s profitability would be somewhat lower without these benefits. The Trustees noted that DMC may derive reputational and other benefits from their association with each Fund.

     Other Board Considerations. As previously noted, at the May 2009 meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds in the peer group. The Independent Trustees discussed such reports with independent legal counsel at the meeting. The Board requested and received certain information regarding the policies of DMC with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies. At the in-person meeting on September 3, 2009, the Board noted that there had been no significant changes to the Lipper or other information reported at the May 2009 meeting. The Board was told that the Transaction and Macquarie Group’s acquisition of Delaware Investments would not, by itself, be expected to materially change this information.

     The Transaction. The Trustees received and reviewed the Transaction. The Trustees considered the purchase price to be paid and noted the conditions for the closing of the Transaction, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds. The Trustees were told that DMC would continue to manage LNC’s general account assets. The Trustees considered the representations, warranties, and covenants made by the parties to the Transaction, including those related Section 15(f) of the 1940 Act.

     Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by their independent legal counsel. By reviewing a pro forma balance sheet of Delaware Investments as of the closing of the Transaction (which was provided by Macquarie Group in response to the Trustees’ request), the Trustees considered Macquarie Group’s projections of Delaware Investments’ capitalization following the Transaction and Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds. The Trustees noted that there would be a transition period during which some services previously provided by LNC to Delaware Investments would be provided by Macquarie Group after the Closing. Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates.

     The Trustees considered favorably Macquarie Group’s statement that there would be no significant change to the executive, administrative, investment or support staff of Delaware Investments. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel as well as support staff. Macquarie Group described its current intention to enhance certain administrative and operation areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Trustees also considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s intention to leave the Funds’ other service providers in place.

     Noting that asset management is one of its core businesses, Macquarie Group described for the Board’s consideration its current strategic plans to grow its asset management activities, particularly in the Northern Hemisphere. The Board considered Macquarie Group’s representation that the acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States.

     As a subsidiary of an Australian bank, Delaware Investments would be subject to certain Australian bank regulations following the Transaction. The Board reviewed material supplied by Macquarie Group describing the new requirements to which Delaware Investments would be subject, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and fee waivers. The Board further considered certain exemptive relief that had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction as well as the nature of future relief that may be required. Macquarie Group represented, and the Board concurred, that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability to continue to provide voluntary expense waivers and reimbursements to the Funds or to contribute appropriate levels of seed capital to new Funds.

     The Trustees noted that DMC has placed brokerage transactions with a broker-dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. The Board determined to regularly monitor brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

Conclusion. The Independent Trustees deliberated in executive session; the entire Board, including the Independent Trustees, then approved the New Investment Advisory Agreement. The Board concluded that the advisory fee rate for each Fund under the New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of each Fund and its shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ peer group; that the advisory fee would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for each such Fund anticipated to result from the Transaction was acceptable. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee waivers, that Macquarie presently intended to continue such waivers. In approving the New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required Vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. The New Investment Advisory Agreement was approved separately by the Independent Trustees, and by the Board as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Investment Advisory Agreement for consideration by the shareholders of each Fund. If the shareholders of a Fund do not approve the New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMEN ADVISORY AGREEMENT.

Section 15(f) of the 1940 Act

     The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides that an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser only if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Group has agreed under the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (or cause its affiliates to take or fail to take) any action that would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met in respect of the Transaction. In that regard, from and after the Closing date and to the extent within its control, the Macquarie Group has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

More Information about the Funds

Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds. For its shareholder servicing, dividend disbursing services, and transfer agency services, DSC is paid 0.01% of the average daily net assets per Fund annually.

     DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

Distribution Services. Pursuant to a distribution agreement with the Trust, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except for payments by Class P Shares of The Global Real Estate Securities Portfolio under its 12b-1 Plan. DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC.

     Following the Transaction, DDLP will be primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. This function is currently provided by Lincoln Financial Distributors, Inc. (“LFD”), 130 N. Radnor-Chester Road, Radnor, Pennsylvania 19087-5221, pursuant to a contractual arrangement with DDLP. LFD is owned by LNC and is an affiliate of DDLP and DMC.

     No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year.

PROPOSAL 3: TO APPROVE A NEW SUB-ADVISORY AGREEMENT

     At the Meeting, shareholders of The International Equity Portfolio will be asked to approve a new investment sub-advisory agreement among DMC, on behalf of the Trust and The International Equity Portfolio, and Mondrian Investment Partners Limited (“Mondrian”) (the “New Sub-Advisory Agreement”). For a general description of the proposed New Sub-Advisory Agreement and a comparison of the proposed New Sub-Advisory Agreement and the sub-advisory agreement currently in effect for The International Equity Portfolio (the “Current Sub-Advisory Agreement”), see “The New Sub-Advisory Agreement” below. The form of New Sub-Advisory Agreement is included in Appendix K.

     Subject to the supervision of DMC and the Board, Mondrian supervises and directs the investments of assets of The International Equity Portfolio. Mondrian is a limited liability company organized under the laws of the United Kingdom and located at Fifth Floor, 10 Gresham Street, London, United Kingdom EC2V 7JD. Mondrian has been a registered investment advisor since 1990 and as of June 30, 2009, managed more than $51 billion in assets in various institutional or separately managed, investment company, and insurance accounts. Appendix L provides information on the executive officers and directors of Mondrian.

     The date of The International Equity Portfolio’s Current Sub-Advisory Agreement is September 24, 2004. The Current Sub-Advisory Agreement was last approved by shareholders of The International Equity Portfolio on August 31, 2004, and was most recently approved for continuance by the Board on May 19-21, 2009.

     The Board is proposing the New Sub-Advisory Agreement because the Current Sub-Advisory Agreement terminates automatically upon termination of the Current Investment Advisory Agreement which, as noted above, will terminate as a result of the Transaction. The New Sub-Advisory Agreement would only be effective upon completion of the Transaction. If the Transaction is never completed, the New Sub-Advisory Agreement will not go into effect and the Current Sub-Advisory Agreement will continue in effect. For more information on the Transaction, see “Description of the Transaction” under Proposal 2 above.

The New Sub-Advisory Agreement

     The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement. A discussion of the basis for the Board’s approval of the Current Sub-Advisory Agreement is available in The International Equity Portfolio’s annual report to shareholders for its last fiscal year end. Appendix K includes a form of the New Sub-Advisory Agreement.

     DMC pays Mondrian a fee equal to 0.36% of the average daily net assets of The International Equity Portfolio for the services it provides to the Portfolio. During the last fiscal year, Mondrian received $ 6,770,367.00 in fees from DMC for the services provided to The International Equity Portfolio. The International Equity Portfolio did not make any other material payments to Mondrian (including any affiliated person of Mondrian) during the last fiscal year. Appendix M provides information on the advisory fees paid by Funds managed by Mondrian having similar investment objectives to The International Equity Portfolio.

Fees. There will be no change in the fees paid by DMC on behalf of The International Equity Portfolio under the New Sub-Advisory Agreement for sub-advisory services.

Sub-Advisory Services. The New Sub-Advisory Agreement requires Mondrian to provide the same services as the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement generally provides that, subject to the direction and control of the Trust’s Board and DMC, Mondrian shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of The International Equity Portfolio; (ii) effect the purchase and sale of those investments in furtherance of The International Equity Portfolio’s objectives and policies; and (iii) furnish the Board with information and reports regarding The International Equity Portfolio’s investments.

     Subject to the primary objective of obtaining best execution, Mondrian may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide brokerage and research services to DMC, Mondrian, and The International Equity Portfolio.

     Both the Current and New Sub-Advisory Agreements provide that the services of Mondrian are not exclusive to The International Equity Portfolio, and Mondrian may render services to others.

Limitation on Liability. Under the Current and New Sub-Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as a sub-adviser to the Trust, on behalf of The International Equity Portfolio, neither Mondrian nor any of its officers, directors, employees or agents (collectively, the “sub-adviser”) shall be liable to the Trust, The International Equity Portfolio, DMC or to any shareholder for any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Indemnity. Under the Current and New Sub-Advisory Agreements, DMC shall indemnify the sub-adviser to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred by the sub-adviser arising from or in connection with the Agreement or the performance by the sub-adviser of the duties under the Agreement, so long as such losses arise out of DMC’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement, including, without limitation, such losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to DMC or the Trust by the sub-adviser specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto.

Term and Continuance. If approved by shareholders of The International Equity Portfolio, the New Sub-Advisory Agreement will terminate two years from the date of approval, and will only continue in effect from year to year if its continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or a 1940 Act Majority of The International Equity Portfolio, and (b) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Sub-Advisory Agreement has an identical provision for its term and continuance. The Current Sub-Advisory Agreement was most recently renewed by the Trust’s Board in May 2009.

Termination. The New Sub-Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, (i) by DMC upon giving ninety days’ written notice to Mondrian, or (ii) by the Trust upon giving sixty days’ written notice to Mondrian, provided that the termination by the Trust is directed or approved by the vote of a majority of the Trust’s Board or by the vote of a 1940 Act Majority of The International Equity Portfolio shareholders. The New Sub-Advisory Agreement may also be terminated by Mondrian on ninety days’ written notice. As required by the 1940 Act, the New Sub-Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). Furthermore, the New Sub-Advisory Agreement will terminate upon termination of the Investment Advisory Agreement. The Current Sub-Advisory Agreement contains identical termination provisions.

Board Considerations In Approving The New Sub-Advisory Agreement

     At an in-person meeting held on September 3, 2009, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between DMC, on behalf of the Trust and The International Equity Portfolio, and Mondrian, concluding that approval of the New Sub-Advisory Agreement would be in the best interests of The International Equity Portfolio and its shareholders. The Board authorized the submission of the New Sub-Advisory Agreement to The International Equity Portfolio shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Sub-Advisory Agreement.

     The Current Sub-Advisory Agreement was most recently approved by the Board for The International Equity Portfolio at Board meetings held in May 2009. At its in-person meeting in May 2009, the Board had performed a full annual review of the Current Sub-Advisory Agreement as required by the 1940 Act. To assist the Board in considering the New Sub-Advisory Agreement, Mondrian provided the Board with a report outlining all material changes to the information considered by the Board at its meeting in May 2009. The information was provided in advance of the September 3, 2009 in-person meeting. The Independent Trustees consulted with independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Trustees’ deliberations.

     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction and the resulting termination of the Current Sub-Advisory Agreement. The Board noted that the termination did not result from a change in control, but rather from a contractual provision that the Current Sub-Advisory Agreement terminates upon termination of the Current Investment Advisory Agreement. The Trustees noted that while the Transaction caused the termination of the Current Sub-Advisory Agreement, the Transaction would have no effect on Mondrian or its services to The International Equity Portfolio. The Trustees also discussed the similarities between the Current Sub-Advisory Agreement and the New Sub-Advisory

Agreement. After the presentations, considering the recent review in May 2009 of Mondrian as sub-adviser to The International Equity Portfolio, and after reviewing the written updated materials provided, the Independent Trustees met in executive sessions with independent legal counsel to consider the New Sub-Advisory Agreement.

     In connection with the Board’s review of the New Sub-Advisory Agreement, DMC and/or Mondrian advised the Trustees about a variety of matters, including the following:

  No material changes are contemplated in the nature, quality, or extent of services currently provided by Mondrian to The International Equity Portfolio and its shareholders.
  The Transaction would not affect the level of expenses currently in effect for The International Equity Portfolio.
  The terms and conditions of the New Sub-Advisory Agreement, including that The International Equity Portfolio’s total fees will not increase as a result of the New Sub- Advisory Agreement, but rather will remain the same. For the services it provides, Mondrian receives a fee from DMC, not from The International Equity Portfolio. (See “The New Sub-Advisory Agreement” above).
  No entity or person will receive any compensation in connection with the approval of the New Sub-Advisory Agreement (other than the sub-advisory fees provided for in the New Sub-Advisory Agreement).
  At its meeting in May 2009, the Board had determined that Mondrian had the capabilities, resources, and personnel necessary to provide the sub-advisory services currently provided to The International Equity Portfolio, and there had been no material changes to Mondrian’s capabilities, resources, and personnel as of September 3, 2009.
  The Board had determined at its May 2009 meeting that the advisory and/or management fees paid by DMC, on behalf of The International Equity Portfolio, represented reasonable compensation to Mondrian in light of the services provided, the costs to Mondrian of providing those services, economies of scale, and the fees and other expenses paid by similar funds.
  LNC and Macquarie Group have agreed to pay all expenses of the Portfolio in connection with the Board’s consideration of the New Sub-Advisory Agreement and related agreements and all costs of this proxy solicitation. As a result, The International Equity Portfolio will bear no costs in obtaining shareholder approval of the New Sub-Advisory Agreement.

     In making its decision relating to the approval of The International Equity Portfolio’s New Sub-Advisory Agreement, the Independent Trustees gave attention to all information furnished, however, the following discussion identifies the primary factors taken into account by the Board in approving the New Sub-Advisory Agreement.

     Nature, Extent, and Quality of Service. The Board considered services provided by Mondrian to The International Equity Portfolio and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Sub-Advisory Agreement will be substantially similar to the Current Sub-Advisory Agreement, and therefore considered reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Portfolio; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolio; and the compliance of Mondrian personnel with its Code of Ethics. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Mondrian.

     Investment Performance. The Board considered the overall investment performance of Mondrian and The International Equity Portfolio. The Board placed significant emphasis on the investment performance of the Portfolio in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the approval of the Current Sub-Advisory Agreement at the in-person meeting in May 2009. At that meeting, the Board reviewed Lipper reports prepared for the Portfolio showing its investment performance in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% make up the second quartile; the next 25% make up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods. The Board’s objective was that the Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. At its meeting on September 3, 2009, the Board noted that the more recent investment performance of the Portfolio, as reflected in supplementary performance data prepared by Lipper for the September 3, 2009 meeting, was consistent with the information used for the Board’s previous review in May 2009. The Board also noted that the Transaction was unlikely to have any effect on Mondrian’s management of the Portfolio.

     Comparative Expenses. The Board considered expense comparison data for The International Equity Portfolio that it had previously considered in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Portfolio and comparative funds. The Board noted that Mondrian’s sub-advisory fee was paid by DMC, not by the Portfolio. The Board focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of the Portfolio versus the effective management fees (including sub-advisory fees) and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Portfolio’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group. The Portfolio’s total expenses were also compared with those of its Expense Group. The Board noted its objective to limit the Portfolio’s total expense ratio to be competitive with that of the Expense Group. At the

September 3, 2009 meeting, the Board noted that the more recent comparative expenses for the Portfolio remained consistent with the previous review in May 2009.

     Management Profitability. The Board considered the level of profits realized by Mondrian in connection with the operation of The International Equity Portfolio. The Board had previously considered the level of profits realized by Mondrian in connection with the operation of the Portfolio at its May 2009 meeting. The Board also considered the extent to which Mondrian might derive ancillary benefits from the Portfolio’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as sub-advisor to the Portfolio and the benefits from allocation of the Portfolio’s brokerage to improve trading efficiencies. The Board had found that the sub-advisory fees were reasonable in light of the services rendered and the level of profitability of Mondrian. At the September 3, 2009, meeting, the Board noted that the profitability of Mondrian remained consistent with their May 2009 review.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Mondrian as The International Equity Portfolio’s assets increase and the extent to which any economies of scale would be reflected in the level of management fees charged (including sub-advisory fees). The Trustees took into account the benchmarking analysis conducted at the Portfolio’s inception. Management believed, and the Board agreed, that the Portfolio was priced with relatively low management fees to reflect potential economies of scale up front. The Board also noted Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market.

     Fall-Out Benefits. The Trustees recognized that Mondrian had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the subadvised Funds. They reviewed information about practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees recognized that Mondrian’s profitability would be somewhat lower without these benefits. The Trustees noted that Mondrian may derive reputational and other benefits from their association with The International Equity Portfolio.

     Other Board Considerations. At the May 2009 meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper. The Lipper reports compared The International Equity Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed the Lipper reports with counsel to the Independent Trustees and discussed such reports with independent legal counsel at the meeting. The Board requested and received certain information regarding the structure of Mondrian’s portfolio manager compensation; Mondrian’s profitability; and any constraints or limitations on the availability of securities in certain investment styles that might inhibit Mondrian’s ability to invest fully in accordance with the Portfolio’s policies. At the in-person meeting on September 3, 2009, the Board noted that there had been no significant changes to the Lipper and other information reported at the May 2009 meeting. The Board also noted that the Transaction would not, by itself, be expected to materially change this information.

     Conclusion. After the Independent Trustees deliberated in executive session, the entire Board, including the Independent Trustees, approved the New Sub-Advisory Agreement, concluding that the sub-advisory fee rate is reasonable in relation to the services provided and that the New Sub-Advisory Agreement is in the best interests of the shareholders of The International Equity Portfolio. In approving the New Sub-Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required Vote

     To become effective, the New Sub-Advisory Agreement for The International Equity Portfolio must be approved at a meeting where a Quorum is present by a 1940 Act Majority vote of the Portfolio’s shareholders. The New Sub-Advisory Agreement was approved by the Independent Trustees, separately, and by the Board, as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Portfolio. If the shareholders of the Portfolio do not approve the New Sub-Advisory Agreement, the Board will consider other possible courses of action for the Portfolio.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund or for that Proposal to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in accordance with the recommendations of the Trust’s officers on questions of adjournment and any items other than the Proposals that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposal 2 or Proposal 3. Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote. This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of all the Trustee Nominees in Proposal 1 and “For” Proposal 2 and Proposal 3. Your proxies will also be voted in accordance with the recommendations of Management on any matters that properly come before the Meeting or any adjournment of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

     Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Fund expressly revoking their proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy and, if you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because this is a Special Meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the recommendations of Management.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix N shows the number of outstanding shares of each Fund as of July 31, 2009.

What is the Quorum Requirement?

     A “Quorum” for the Trust or a particular Fund means one-third (33 1/3%) of the shares of the Trust or that Fund entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

     Any out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will not be borne by the Funds. Macquarie Group and LNC have agreed to bear any such costs and expenses equally as provided in the Transaction Agreement.

What other solicitations will be made?

     This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation will be shared equally by LNC and Macquarie Group as provided above. In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust, or an employee of Computershare Fund Services, Inc. (“Computershare”) asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement and form of proxy for the Trust’s next annual meeting?

     The governing instruments of the Trust do not require that the Trust hold annual meetings of shareholders. The Trust is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of a Fund. The Trust also would be required to hold an annual shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, the President of the Trust, or on the written request of a specified percentage of the outstanding shares of a Trust (or of a particular Fund if the meeting relates solely to that Fund).

     Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to such meeting is to be made. Shareholder proposals must meet certain legal requirements established by the U.S. Securities and Exchange Commission, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund a reasonable period of time before the Board’s solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, David F. Connor, at the address of the Funds given above.

How may I communicate with the Board?

     Shareholders who wish to communicate to the full Board may address correspondence to Ann R. Leven, Coordinating Trustee for the Trust, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee or any individual Trustee c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

PRINCIPAL HOLDERS OF SHARES

     On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund or class thereof except as of July 31, 2009, the Trust’s officers and Trustees directly owned:

  99.99% of the outstanding shares of The Focus Smid-Cap Growth Equity Portfolio’s Class P; and
  23.93% of the outstanding shares of The Select 20 Portfolio’s Class P.

     To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Appendix O, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted in Appendix O, the Trust has no knowledge of beneficial ownership.

APPENDIX A - TRUSTEES OF THE TRUST

				Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birth Date	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Trustee

Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has served in	81	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA 19103	Executive Officer,	August 16,	different times at Delaware
	and Trustee	2006	Investments.[2]
April 1963
		President and
		Chief Executive
		Officer since
		August 1, 2006

Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birth Date	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor —	81	Director — Bryn
2005 Market Street		2005	(March 2004 – Present)		Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
			Investment Manager —		(April 2007 – Present)
October 1947			Morgan Stanley & Co.
(January 1984 – March 2004)

A-1

John A. Fry	Trustee	Since January	President —	81	Director —
2005 Market Street		2001	Franklin & Marshall College		Community Health
Philadelphia, PA 19103			(June 2002 – Present)		Systems

May 1960			Executive Vice President —
			University of Pennsylvania
			(April 1995 – June 2002)
Anthony D. Knerr	Trustee	Since July 1991	Founder and Managing Director	81	None
2005 Market Street			— Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
			(1990 – Present)
December 1938
Lucinda S. Landreth	Trustee	Since March	Chief Investment Officer —	81	None
2005 Market Street		2005	Assurant, Inc.
Philadelphia, PA 19103			(Insurance)
			(2002 – 2004)
June 1947
Ann R. Leven	Trustee	Since July 1991	Consultant —	81	Director and Audit
2005 Market Street			ARL Associates		Committee Chair —
Philadelphia, PA 19103			(Financial Planning)		Systemax Inc.
			(1983 – Present)
November 1940
Thomas F. Madison	Trustee	Since May	President and Chief Executive	81	Director and Chair of
2005 Market Street		1997[3]	Officer — MLM Partners, Inc.		Compensation
Philadelphia, PA 19103			(Small Business Investing &		Committee,
			Consulting)		Governance
February 1936			(January 1993 – Present)		Committee Member
					— CenterPoint
					Energy

					Lead Director and
					Chair of Audit and
					Governance
					Committees, Member
					of Compensation
					Committee —
					Digital River Inc.

					Director and Chair of
					Governance
					Committee, Audit
					Committee Member
					—
					Rimage Corporation

					Director and Chair of
					Compensation
					Committee —
					Spanlink
					Communications

					Lead Director and
					Chair of
					Compensation and
					Governance
					Committees —
					Valmont Industries,
					Inc.
Janet L. Yeomans	Trustee	Since April	Vice President and Treasurer	81	None
2005 Market Street		1999	(January 2006 – Present)

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Philadelphia, PA 19103
			Vice President — Mergers &
July 1948			Acquisitions
			(January 2003 – January 2006),
			and Vice President
			(July 1995 – January 2003)
			3M Corporation
J. Richard Zecher	Trustee	Since March	Founder —	81	Director and Audit
2005 Market Street		2005	Investor Analytics		Committee Member
Philadelphia, PA 19103			(Risk Management)		—
			(May 1999 – Present)		Investor Analytics
July 1940
			Founder —
			Sutton Asset Management
			(Hedge Fund)
			(September 1996 – Present)

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including DMC, the Funds’ principal underwriter, and the Funds’ transfer agent.
[3]	In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

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APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance
Committee Charter

DELAWARE INVESTMENTS FAMILY OF FUNDS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.

Independent Directors/Trustees. Independent Directors/Trustees for the open and closed- end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Chair of the Board. The Committee shall nominate the Chair of the Board.
3.	Committees. The Committee shall annually review the membership of and annually recommend persons to serve as members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and

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consider the addition of new committees. The Committee shall also make recommendations for members of any new committee established by the Board.
4.

Affiliated Directors/ Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

5.	Shareholder Recommendations. The Committee shall respond to shareholders who communicate with the Board.
6.	Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.

The Committee shall evaluate annually the ability to each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2.	The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.
3.

At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

4.	The Committee shall monitor the performance of counsel for the independent Directors/Trustees.
5.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

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3.	The Committee shall review annually the Board of Directors/Trustees Policies and Practices.
4.	The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.
5.	The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

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APPENDIX C – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

     The following table shows the dollar range of shares of the Funds and the aggregate range of shares of the Delaware Investments Family of Funds that are beneficially owned by each Trustee Nominee as of June 30, 2009.

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen by
Name	Dollar Range of Equity Securities in the Trust	Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	More than $100,000
Independent Trustees
Thomas L. Bennett	None	$10,001 – $50,000
John A. Fry	None	More than $100,000
Anthony D. Knerr	None	More than $100,000
Lucinda S. Landreth	None	More than $100,000
Ann R. Leven	None	More than $100,000
Thomas F. Madison	None	$10,001 – $50,000
Janet L. Yeomans	None	More than $100,000
J. Richard Zecher	None	$10,001 – $50,000

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APPENDIX D – TRUSTEE COMPENSATION

     The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Independent Trustees received compensation from the Trust.

Trust	Thomas L.	John A. Fry	Anthony D.	Lucinda S.	Ann R. Leven	Thomas F.	Janet L.	J.
	Bennett		Knerr	Landreth		Madison	Yeomans	Richard
								Zecher
Delaware Pooled Trust	$38,093	$34,806	$31,927	$33,874	$43,529	$34,009	$34,340	$34,340
TOTAL from all Delaware Investments Funds	$198,250	$181,167	$166,167	$176,167	$226,167	$177,833	$178,667	$178,667

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APPENDIX E - PRINCIPAL OFFICERS OF THE TRUST

Number of Portfolios
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birth Date	with the Trust	Time Served	Past 5 Years	Overseen by Officer	Held by Officer
Principal Officers
Patrick P. Coyne	Chairman,	Chairman and	Patrick P. Coyne has served in	81	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA 19103	Executive Officer,	August 16,	different times at Delaware
	and Trustee	2006	Investments.[1]
April 1963
President and
Chief
Executive
Officer since
August 1, 2006

David F. Connor	Vice President,	Vice President	David F. Connor has served as	81	None[2]
2005 Market Street	Deputy General	since	Vice President and Deputy
Philadelphia, PA 19103	Counsel, and	September	General Counsel at Delaware
	Secretary	2000 and	Investments since 2000.
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President and	Treasurer since	Daniel V. Geatens has served in	81	None[2]
2005 Market Street	Treasurer	October 2007	various capacities at different
Philadelphia, PA 19103			times at Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has served in	81	None[2]
2005 Market Street	President, General	President,	various executive and legal
Philadelphia, PA 19103	Counsel, and Chief	General	capacities at different times at
	Legal Officer	Counsel, and	Delaware Investments.
February 1966		Chief Legal
Officer since
October 2005
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	81	None[2]
2005 Market Street	President and	Officer since	various executive capacities at
Philadelphia, PA 19103	Chief Financial	November	different times at Delaware
	Officer	2006	Investments.

October 1963

[1]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including DMC, the Funds’ principal underwriter, and the Funds’ transfer agent.
[2]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in capacities for the six portfolios of the Optimum Fund Trust that are virtually identical to the capacities in which they serve for the Funds, as set forth above. The Optimum Fund Trust has the same investment manager, principal underwriter, and transfer agent as the Funds.

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APPENDIX F - PRE-APPROVAL POLICIES AND PROCEDURES

The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS

PROCEDURES FOR ENGAGEMENT

OF

INDEPENDENT AUDITORS FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

These procedures (the "Procedures") set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the "Funds") regarding the retention of the Funds' independent auditors (the "Auditors") to provide: (i) audit and permissible non-audit services to the Funds; (ii) non-audit services to the Funds' investment advisers, and to any "control affiliates" (as defined below) of such investment advisers, that relate directly to the Funds' operations or financial reporting; and (iii) certain other non-audit services to the Funds' investment advisers and their control affiliates. The purpose of these Procedures is to ensure the Auditors' independence and objectivity with respect to their audit services to the Funds.

II.	Approval Procedures
A.	Services provided to the Funds.

The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as "Fund Services") shall be approved by the Funds' Audit Committee prior to the commencement of any such engagement.

The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

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B. Fund-related services provided to Adviser entities.

The engagement of the Auditors to provide non-audit services to the Funds' investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds' operations or financial reporting (referred to herein as "Fund-Related Adviser Services") shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement. For purposes of these Procedures, the term "control affiliate" means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term "investment adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser. Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as "Adviser entities") for purposes of these Procedures.

The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C. Certain other services provided to Adviser entities.

The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee's ongoing evaluation of the Auditors' independence and objectivity with respect to their audit services to the Funds. As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III. Internal Controls

The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-

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approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

The Audit Committee also expects Delaware Management Company ("DMC") to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV. Pre-Approval Process

Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

  a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);
  the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;
  if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;
  should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V. Scope of Procedures

These Procedures shall apply to both direct and indirect engagements of the Auditors. Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity's explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI. Periodic Certification by Auditors

In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII. Amendments; Annual Approval by Audit Committee

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These Procedures may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the Auditors and DMC. These Procedures shall be reviewed and approved at least annually by the Audit Committee. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved: December 15, 2005	Last Approved: November 20, 2008

ANNEX I-A - Pre-Approved Fund Services

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued
in connection with securities offerings (e.g., comfort letters for closed-end Fund	up to $10,000 per Fund
offerings, consents), and assistance in responding to SEC comment letters

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules,
standards or interpretations by the SEC, FASB, or other regulatory or standard-setting	up to $25,000 in the aggregate
bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules,
standards or interpretations by the SEC, FASB, or other regulatory or standard-setting	up to $25,000 in the aggregate
bodies (Note: Under SEC rules, some consultations may be considered “audit services”
rather than “audit-related services”)

Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting
on statutory, regulatory or administrative developments, evaluation of Funds’ tax	up to $25,000 in the aggregate
compliance function, etc.)

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B - Pre-Approved Fund-Related Adviser Services

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and	up to $10,000 in the aggregate
assistance in responding to SEC comment letters

ANNEX II - Adviser Entities

Delaware Management Business Trust; Delaware Distributors, L.P.; Lincoln Financial Distributors, Inc.; Delaware Service Company, Inc.; Retirement Financial Services, Inc.

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APPENDIX G—FORM OF NEW INVESTMENT ADVISORY AGREEMENT

FORM OF INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

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     2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this

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Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

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     (c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ___ day of _________, ____.

DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust	[NAME OF INVESTMENT COMPANY] on behalf of the Funds listed on Exhibit A

By ________________________ Name ________________________ Title________________________	By ________________________ Name ________________________ Title________________________

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EXHIBIT A

     THIS EXHIBIT to the Investment Management Agreement between DELAWARE [FUND NAME] and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the ___ day of __________, _____ (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

		Management Fee Schedule
		(as a percentage of average
		daily net assets)
Fund Name (Trust Name)	Effective Date	Annual Rate
The Core Focus Fixed Income	_______, 200__	0.40%
Portfolio (Delaware Pooled Trust)
The Core Plus Fixed Income	_______, 200__	0.43%
Portfolio (Delaware Pooled Trust)
The Emerging Markets Portfolio	_______, 200__	1.00%
(Delaware Pooled Trust)
The Focus Smid-Cap Growth	_______, 200__	0.75%
Equity Portfolio (Delaware Pooled
Trust)
The Global Fixed Income Portfolio	_______, 200__	0.50%
(Delaware Pooled Trust)
The Global Real Estate Securities	_______, 200__	0.99% on the first $100 million
Portfolio (Delaware Pooled Trust)		0.90% on the next $150 million
		0.80% on assets in excess of
		$250 million
The High-Yield Bond Portfolio	_______, 200__	0.45%
(Delaware Pooled Trust)
The International Equity Portfolio	_______, 200__	0.75%
(Delaware Pooled Trust)
The International Fixed Income	_______, 200__	0.50%
Portfolio (Delaware Pooled Trust)
The Labor Select International	_______, 200__	0.75%
Equity Portfolio (Delaware Pooled
Trust)
The Large-Cap Growth Equity	_______, 200__	0.55%
Portfolio (Delaware Pooled Trust)
The Large-Cap Value Equity	_______, 200__	0.55%
Portfolio (Delaware Pooled Trust)

Exhibit A

		Management Fee Schedule
		(as a percentage of average
		daily net assets)
Fund Name (Trust Name)	Effective Date	Annual Rate
The Real Estate Investment Trust	_______, 200__	0.75% on first $500 million
Portfolio (also known as Delaware		0.70% on next $500 million
REIT Fund) (Delaware Pooled		0.65% on next $1.5 billion
Trust)		0.60% on assets in excess of
		$2.500 billion
The Real Estate Investment Trust	_______, 200__	0.75%
Portfolio II (Delaware Pooled Trust)
The Select 20 Portfolio (Delaware	_______, 200__	0.75%
Pooled Trust)
The Small-Cap Growth Equity	_______, 200__	0.75%
Portfolio (Delaware Pooled Trust)

Exhibit A

APPENDIX H- CURRENT INVESTMENT ADVISORY AGREEMENT:
DATES OF APPROVALS

	Date of Current	Date Last Approved by
Fund	Investment Advisory	Shareholders
Agreement*

The Core Focus Fixed Income Portfolio	June 28, 2004	June 28, 2004
The Core Plus Fixed Income Portfolio	June 28, 2002	June 28, 2002
The Emerging Markets Portfolio	September 24, 2004	August 31, 2004
The Focus Smid-Cap Growth Equity Portfolio	September 15, 2003	September 15, 2003
The Global Fixed Income Portfolio	September 24, 2004	August 31, 2004
The Global Real Estate Securities Portfolio	January 9, 2007	January 9, 2007
The High-Yield Bond Portfolio	December 15, 1999	March 17, 1999
The International Equity Portfolio	September 24, 2004	August 31, 2004
The International Fixed Income Portfolio	September 24, 2004	August 31, 2004
The Labor Select International Equity Portfolio	September 24, 2004	March 17, 1999
The Large-Cap Growth Equity Portfolio	November 1, 2005	November 1, 2005
The Large-Cap Value Equity Portfolio	December 15, 1999	March 17, 1999
The Real Estate Investment Trust Portfolio II	December 15, 1999	March 17, 1999
The Select 20 Portfolio	February 28, 2000	February 28, 2000
The Small-Cap Growth Equity Portfolio	December 15, 1999	March 17, 1999

* In general, the Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

† For certain Funds, the breakpoints described in the footnotes are voluntary and under the New Investment Advisory Agreements will continue to be voluntary. See the Fund’s current Prospectus for further information.

Current Administration Fee (as a percentage of average daily net assets (%)):

For fund accounting and financial administration services, the Trust pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. The asset based fee, which is allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis, is calculated as follows:

Average Daily Net Assets	Annual
Fees
First $30 billion of average daily net assets	0.035%
Next $10 billion of average daily net assets	0.0325%
Next $10 billion of average daily net assets	0.030%
Over $50 billion of average daily net assets	0.020%

H-1

For fund accounting and financial administration oversight services, the Trust pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The asset based fee, which is allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis, is calculated as follows:

Average Daily Net Assets	Annual
Fees
First $30 billion of average daily net assets	0.0050%
Next $10 billion of average daily net assets	0.0045%
Next $10 billion of average daily net assets	0.0040%
Over $50 billion of average daily net assets	0.0025%

H-2

APPENDIX I –FUNDS ADVISED BY DMC: FEES PAID TO DMC AND AFFILIATES

     The following table lists by investment objective the mutual funds that are advised by DMC, and includes (i) for the Funds, the amounts paid by each to DMC during the fiscal year indicated, (ii) for the Funds, the amounts paid by each to affiliates of DMC during the fiscal year indicated, (iii) the net assets of each mutual fund advised by DMC as of July 31, 2009, (iv) the management fee schedule for each, as an annual rate based on a percentage of average daily net assets, and (v) whether DMC has waived or agreed to waive its fees for the applicable mutual fund. All fees shown are net of any applicable waivers and reimbursements.

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)

EQUITY

Delaware Aggressive Allocation			Y				49,597,075	0.65% on first $500 million
Portfolio								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware American Services Fund			Y				165,871,237	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Conservative Allocation			Y				51,620,209	0.65% on first $500 million
Portfolio								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Emerging Markets Fund			N				566,312,347	1.25% on first $500 million
								1.20% on next $500 million
								1.15% on next $1.5 billion
								1.10% on assets in excess of $2.5 billion
Delaware Focus Global Growth Fund			n/a				4,867,071	0.85% on first $500 million
								0.80% on next $500 million
								0.75% on next $1.5 billion
								0.70% on assets in excess of $2.5 billion
[Delaware Foundation Equity Fund][1]			n/a				n/a	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion

[1]	Delaware Foundation Equity Fund commenced operations on [August 31, 2009].

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Delaware Global Value Fund			Y				38,943,506	0.85% on first $500 million
								0.80% on next $500 million
								0.75% on next $1.5 billion
								0.70% on assets in excess of $2.5 billion
Delaware Growth Opportunities Fund			Y				221,862,433	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Healthcare Fund			Y				3,391,264	0.85% on first $500 million
								0.80% on next $500 million
								0.75% on next $1.5 billion
								0.70% on assets in excess of $2.5 billion
Delaware International Value Equity			Y				359,015,223	0.85% on first $500 million
Fund								0.80% on next $500 million
								0.75% on next $1.5 billion
								0.70% on assets in excess of $2.5 billion
Delaware Large Cap Core Fund			Y				1,625,300	0.65% on the first $500 million
								0.60% on the next $500 million
								0.55% on the next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Large Cap Value Fund			Y				655,924,118	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Mid Cap Value Fund			Y				8,888,367	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Moderate Allocation Portfolio			Y				235,959,745	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Select Growth Fund			Y				238,312,832	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Small Cap Core Fund			Y				60,932,993	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Small Cap Growth Fund			Y				11,390,960	1.00% on first $250 million
								0.90% on next $250 million
								0.75% on assets in excess of $500 million

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Delaware Small Cap Value Fund			Y				316,722,748	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Trend® Fund			Y				345,331,552	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware U.S. Growth Fund			Y				577,585,096	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Value® Fund			Y				359,029,563	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware VIP® Emerging Markets			N				442,609,293	1.25% on first $500 million
Series								1.20% on next $500 million
								1.15% on next $1.5 billion
								1.10% on assets in excess of $2.5 billion
Delaware VIP® Growth Opportunities			N				24,047,567	0.75% on first $500 million
Series								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware VIP® International Value			Y				97,145,078	0.85% on the first $500 million
Equity Series								0.80% on the next $500 million
								0.75% on the next $1.5 billion
								0.70% on assets in excess of $2.5 billion
Delaware VIP® Small Cap Value Series			N				691,218,393	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware VIP® Trend Series			N				281,638,575	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware VIP® U.S. Growth Series			N				166,486,594	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Delaware VIP® Value Series			Y				452,864,697	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Pooled Trust--The Emerging	10/31/08	7,947,122	N	39,736	-	72,063	608,767,439	See Exhibit A to Appendix G
Markets Portfolio
Delaware Pooled Trust--The Focus	10/31/08	35,926	Y	323	-	591	2,800,870	See Exhibit A to Appendix G
Smid-Cap Growth Equity Portfolio
Delaware Pooled Trust--The	10/31/08	14,104,932	N	94,033	-	171,878	901,424,861	See Exhibit A to Appendix G
International Equity Portfolio
Delaware Pooled Trust--The Labor	10/31/08	6,844,722	N	45,631	-	82,809	747,573,551	See Exhibit A to Appendix G
Select International Equity Portfolio
Delaware Pooled Trust--The Large-Cap	10/31/08	2,145,230	Y	19,591	-	35,439	245,411,670	See Exhibit A to Appendix G
Growth Equity Portfolio
Delaware Pooled Trust--The Large-Cap	10/31/08	6,727	Y	453	-	811	9,686,377	See Exhibit A to Appendix G
Value Equity Portfolio
Delaware Pooled Trust--The Mid-Cap			Y				4,065,931	0.75%
Growth Equity Portfolio
Delaware Pooled Trust--The Select 20	10/31/08	(263)	Y	282	-	467	9,816,096	See Exhibit A to Appendix G
Portfolio
Delaware Pooled Trust--The Small-Cap	10/31/08	47,956	Y	546	-	1,002	507,668	See Exhibit A to Appendix G
Growth Equity Portfolio
Optimum International Fund			Y				162,317,432	0.8750% up to $50 million
								0.8000% from $50 to $100 million
								0.7800% from $100 to $300 million
								0.7650% from $300 to $400 million
								0.7300% over $400 million
Optimum Large Cap Growth Fund			Y				614,887,900	0.8000% up to $250 million
								0.7875% from $250 million to $300
								million
								0.7625% from $300 million to $400
								million
								0.7375% from $400 million to $500
								million
								0.7250% from $500 million to $1 billion
								0.7100% from $1 billion to $1.5 billion
								0.7000% over $1.5 billion

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Optimum Large Cap Value Fund			Y				548,159,133	0.8000% up to $100 million
								0.7375% from $ 100 million to $250
								million
								0.7125% from $250 million to $500
								million
								0.6875% from $500 million to $ 1 billion
								0.6675% from $1 billion to $1.5 billion
								0.6475% over $1.5 billion
Optimum Small-Mid Cap Growth Fund			Y				163,600,949	1.1000%
Optimum Small-Mid Cap Value Fund			Y				133,415,186	1.0500% up to $75 million
								1.0250% from $75 million to $150
								million
								1.0000% over $ 150 million

Consulting Group Capital Markets			N				$421,150,657	0.40%
Funds--Large Capitalization Growth
Investments
Consulting Group Capital Markets			N				$90,675,085	0.50%
Funds--Small Capitalization Value
Equities Investments
Lincoln Variable Insurance Products			N				$275,580,815	0.35%
Trust--LVIP Delaware Foundation
Aggressive Allocation Fund
Lincoln Variable Insurance Products			N				$74,309,777	0.35%
Trust--LVIP Delaware Foundation
Moderate Allocation Fund
Lincoln Variable Insurance Products			N				$1,110,154,464	0.20%
Trust--LVIP Delaware Growth and
Income Fund
Lincoln Variable Insurance Products			N				$638,932,185	0.20%
Trust--LVIP Delaware Social
Awareness Fund
Lincoln Variable Insurance Products			N				$469,430,328	0.20%
Trust--LVIP Delaware Special
Opportunities Fund
MassMutual Select Funds--MassMutual			N				$138,929,930	0.45%
Select Aggressive Growth Fund

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Northern Funds--Northern Multi-			N				$141,442,959	0.35% up to $200 million
Manager Large Cap Fund								0.20% over $200 million
SEI Institutional Investments Trust --			N				$66,390,469	0.40% up to $200 million
Large Cap Fund								0.35% over $200 million
SEI Institutional Investments Trust --			N				$26,740,544	0.40% up to $200 million
Large Cap Diversified Alpha Fund								0.35% over $200 million
SEI Institutional Managed Trust--Large			N				$80,390,330	0.40% up to $200 million
Cap Diversified Alpha Fund								0.35% over $200 million
SEI Institutional Managed Trust--Large			N				$299,933,951	0.20%
Cap Growth Fund
SEI Institutional Managed Trust--Tax-			N				$158,593,379	0.20%
Managed Large Cap Fund
Trust for Professional Managers--PMC			N				$5,186,059	0.50% up to $100 million
Small Cap Core Fund								0.45% over $100 million
UBS Pace Select Advisors Trust--UBS			N				$201,788,849	0.40%
Pace Large Co Growth Equity
Investments

REAL ESTATE

Delaware Global Real Estate Securities			Y				1,675,227	0.99% on first $100 million
Fund								0.90% on next $150 million
								0.80% on assets in excess of $250 million
Delaware REIT Fund (also known as			Y				178,921,674	0.75% on first $500 million
The Real Estate Investment Trust								0.70% on next $500 million
Portfolio)								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware VIP® REIT Series			N				228,392,747	0.75% on first $500 million
								0.70% on next $500 million
								0.65% on next $1.5 billion
								0.60% on assets in excess of $2.5 billion
Delaware Pooled Trust--The Global	10/31/08	1,806,268	Y	10,036	23	18,532	53,791,075	See Exhibit A to Appendix G
Real Estate Securities Portfolio

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Delaware Pooled Trust--The Real Estate	10/31/08	38,410	Y	461	-	851	4,612,395	See Exhibit A to Appendix G
Investment Trust Portfolio II

FIXED INCOME TAXABLE

Delaware Core Plus Bond Fund			Y				78,586,956	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Corporate Bond Fund			Y				654,556,423	0.50% on first $500 million
								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Diversified Income Fund			N				4,681,464,435	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Dividend Income Fund			Y				376,294,484	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Enhanced Global Dividend			N				143,626,698	1.00%
and Income Fund
Delaware Extended Duration Bond Fund			Y				231,448,785	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1,500 million
								0.425% on assets in excess of $2,500
								million
Delaware High-Yield Opportunities			Y				367,625,492	0.65% on first $500 million
Fund								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Inflation Protected Bond Fund			Y				221,063,870	0.45% on first $500 million
								0.40% on next $500 million
								0.35% on next $1.5 billion
								0.30% on assets in excess of $2.5 billion
Delaware Investments Dividend and			N				59,683,630	0.55%
Income Fund, Inc.
Delaware Investments Global Dividend			N				31,563,148	0.70%
and Income Fund, Inc.

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
		any) ($)
Delaware Limited-Term Diversified			Y				734,042,615	0.50% on first $500 million
Income Fund								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware VIP® Diversified Income			N				1,154,626,147	0.65% on first $500 million
Series								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware VIP® High Yield Series			Y				406,179,335	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware VIP® Limited-Term			Y				250,708,066	0.50% on first $500 million
Diversified Income Series								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Pooled Trust--The Core Focus	10/31/08	54,995	Y	1,709	-	3,078	18,548,833	See Exhibit A to Appendix G
Fixed Income Portfolio
Delaware Pooled Trust--The Core Plus	10/31/08	366,881	Y	6,831	-	21,318	57,825,157	See Exhibit A to Appendix G
Fixed Income Portfolio
Delaware Pooled Trust--The Global	10/31/08	1,339,657	Y	13,994	-	25,235	137,581,483	See Exhibit A to Appendix G
Fixed Income Portfolio
Delaware Pooled Trust--The High-Yield	10/31/08	47,525	Y	1,060	-	1,871	21,849,485	See Exhibit A to Appendix G
Bond Portfolio
Delaware Pooled Trust--The			Y				7,181,598	0.40%
Intermediate Fixed Income Portfolio
Delaware Pooled Trust--The	10/31/08	120,777	N	1,566	-	2,813	18,576,967	See Exhibit A to Appendix G
International Fixed Income Portfolio
Optimum Fixed Income Fund			Y				692,576,469	0.7000% up to $25 million
								0.6500% from $25 million to $100
								million
								0.6000% from $ 100 million to $500
								million
								0.5500% from $500 million to $1 billion
								0.5000% over $ 1 billion

Lincoln Variable Insurance Products			N				$1,934,214,482	0.18%
Trust--LVIP Delaware Bond Fund
Lincoln Variable Insurance Products			N				$371,403,316	0.35%
Trust--LVIP Delaware Foundation
Conservative Allocation Fund
SEI Institutional Investments Trust--			N				$258,981,042	0.28%
High Yield Bond Fund

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule (as a
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	percentage of average daily net assets)
	Ended	waivers, if				Fees ($)	7/31/09) ($)	Annual Rate
any) ($)
SEI Institutional Managed Trust--High			N				$225,986,783	0.28%
Yield Bond Fund

APPENDIX J – TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with the Trust and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Patrick P. Coyne	Trustee, Chairman/President/Chief	President
Executive Officer
David P. O’Connor	Trustee, Senior Vice President/Strategic	Senior Vice President/Strategic
	Investment Relationships and	Investment Relationships and
	Initiatives/General Counsel	Initiatives/General Counsel
See Yeng Quek	Trustee, Executive Vice	Executive Vice
	President/Managing Director, Fixed Income	President/Managing
Director/Chief Investment
Officer,
Fixed Income
Michael J. Hogan	Executive Vice President/Head of Equity	Executive Vice President/Head of
	Investments	Equity Investments
Marshall T. Bassett	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer — Emerging Growth Equity	Investment Officer — Emerging
Growth Equity
Joseph R. Baxter	Senior Vice President/Head of Municipal	Senior Vice President/Head of
	Bond Investments	Municipal Bond Investments
Christopher S. Beck	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager
Michael P. Buckley	Senior Vice President/Director of Municipal	Senior Vice President/Director of
	Research	Municipal Research
Stephen J. Busch	Senior Vice President– Investment	Senior Vice President –
	Accounting	Investment Accounting
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager/Chief Investment Officer,	Portfolio Manager/Chief
	Emerging Markets	Investment Officer, Emerging
Markets
Thomas H. Chow	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager
Stephen J. Czepiel	Senior Vice President/Portfolio	Senior Vice President/Portfolio
	Manager/Head Municipal Bond Trader	Manager/Senior Municipal Bond
Trader
Chuck M. Devereux	Senior Vice President/Senior Research	Senior Vice President/Senior
	Analyst	Research Analyst
Roger A. Early	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager

J-1

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Stuart M. George	Senior Vice President/Head of Equity	Senior Vice President/Head of
	Trading	Equity Trading
Paul Grillo	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager
William F. Keelan	Senior Vice President/Director of	Senior Vice President/Director of
	Quantitative Research	Quantitative Research
Kevin P. Loome	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager/Head of High Yield Investments	Portfolio Manager/Head of High
Yield Investments
Francis X. Morris	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer — Core Equity	Investment Officer — Core
Equity
Brian L. Murray, Jr.	Senior Vice President/ Chief Compliance	Senior Vice President/Chief
	Officer	Compliance Officer
D. Tysen Nutt	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer,	Investment Officer, Large Cap
	Large Cap Value Equity	Value Equity
Philip O. Obazee	Senior Vice President/Derivatives Manager	Senior Vice President/Derivatives
Manager
Richard Salus	Senior Vice President/Chief Financial	Senior Vice President/
	Officer	Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer —	Investment Officer — Focus
	Focus Growth Equity	Growth Equity
Babak Zenouzi	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager

Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity
Trader
Christopher S.	Vice President/Portfolio Manager/Senior	Vice President/Portfolio
Adams	Equity Analyst	Manager/Senior Equity Analyst
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Wayne A. Anglace	Vice President/Credit Research Analyst	Vice President/Credit Research
Analyst
Margaret MacCarthy	Vice President/Investment Specialist	Vice President/Investment
Bacon		Specialist
Kristen E.	Vice President	Vice President/Portfolio Manager
Bartholdson
Todd Bassion	Vice President/Portfolio Manager	Vice President/ Portfolio
Manager
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting
Richard E. Biester	Vice President/Equity Trader	Vice President/Equity Trader
Christopher J.	Vice President/Senior Portfolio	Vice President/Senior Portfolio
Bonavico	Manager/Equity Analyst	Manager/Equity Analyst
Vincent A.	Vice President/Senior Equity Trader	Vice President/Senior Equity
Brancaccio		Trader

J-2

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Kenneth F. Broad	Vice President/Senior Portfolio	Vice President/Senior Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Kevin J. Brown	Vice President/	Vice President/
	Senior Investment Specialist	Senior Investment Specialist
Mary Ellen M.	Vice President/Client Services	Vice President/Client Services
Carrozza
Stephen G. Catricks	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Wen-Dar Chen	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Anthony G.	Vice President/Associate General	Vice President/ Associate General
Ciavarelli	Counsel/Assistant Secretary	Counsel/Assistant Secretary
David F. Connor	Vice President/Deputy General	Vice President/Deputy General
	Counsel/Secretary	Counsel/Secretary
Michael Costanzo	Vice President/Performance Analyst	Vice President/Performance
	Manager	Analyst Manager
Kishor K. Daga	Vice President/Derivatives Operations	Vice President/Derivatives
Operations
Cori E. Daggett	Vice President/Associate General	Vice President/Counsel/ Assistant
	Counsel/Assistant Secretary	Secretary
Craig C. Dembek	Vice President/Senior Research Analyst	Vice President/Senior Research
Analyst
Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment
Accounting
Christopher M.	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
Ericksen	Analyst	Manager/Equity Analyst
Joel A. Ettinger	Vice President – Taxation	Vice President – Taxation
Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research
Analyst
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading
Operations
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity
Trader
Clifford M. Fisher	Vice President/Senior Municipal Bond	Vice President/Senior Municipal
	Trader	Bond Trader
Patrick G. Fortier	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
	Analyst	Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio
	Manager/Municipal Bond Credit Analyst	Manager/Municipal Bond Credit
Analyst
Lawrence G. Franko	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity
Analyst
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of
Financial Administration
Gregory A. Gizzi	Vice President/ Head Municipal Bond	Vice President/ Head Municipal
	Trader	Bond Trader
Barry S. Gladstein	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Gregg J. Gola	Vice President/Senior High Yield Trader	Vice President/Senior High Yield
Trader

J-3

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Christopher	Vice President/Senior Quantitative Analyst	Vice President/Senior
Gowlland		Quantitative Analyst
Edward Gray	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
David J. Hamilton	Vice President/Credit Research Analyst	Vice President/Fixed Income
Analyst
Brian Hamlet	Vice President/Senior Corporate Bond	Vice President/Senior Corporate
	Trader	Bond Trader
Lisa L. Hansen	Vice President/Head of Focus Growth	Vice President/Head of Focus
	Equity Trading	Growth Equity Trading

Gregory M.	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
Heywood	Analyst	Manager/Equity Analyst
Sharon Hill	Vice President/Head of Equity Quantitative	Vice President/Head of Equity
	Research and Analytics	Quantitative Research and
Analytics
J. David Hillmeyer	Vice President	Vice President/Corporate Bond
Trader
Christopher M.	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Holland
Chungwei Hsia	Vice President/ Senior Research Analyst	Vice President/ Senior Research
Analyst
Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity
Analyst
Jordan L. Irving	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Kenneth R. Jackson	Vice President/Equity Trader	Vice President/Quantitative
Analyst
Stephen M.	Vice President/Structured Products	Vice President/Structured
Juszczyszyn	Analyst/Trader	Products Analyst/Trader
Anu B. Kothari	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Roseanne L. Kropp	Vice President/Senior Fund Analyst – High	Vice President/ Senior Fund
	Grade	Analyst II - High Grade
Nikhil G. Lalvani	Vice President/Portfolio Manager	Vice President/Senior Equity
Analyst/Portfolio Manager
Brian R. Lauzon	Vice President/ Chief Operating Officer,	Vice President/Chief Operating
	Equity Investments	Officer, Equity Investments
Anthony A.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Lombardi		Manager
Francis P. Magee	Vice President/Portfolio Analyst	Vice President/Portfolio Analyst
John P. McCarthy	Vice President/Senior Research	Vice President/Senior Research
	Analyst/Trader	Analyst/Trader
Brian McDonnell	Vice President/Structured Products	Vice President/Structured
	Analyst/Trader	Products Analyst/Trader
Michael S. Morris	Vice President/Portfolio Manager/Senior	Vice President/Portfolio
	Equity Analyst	Manager/Senior Equity Analyst

J-4

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Terrance M. O’Brien	Vice President/ Fixed Income Reporting	Vice President/ Fixed Income
	Analyst	Reporting Analyst
Donald G. Padilla	Vice President/Portfolio Manager/Senior	Vice President/Portfolio
	Equity Analyst	Manager/Senior Equity Analyst
Daniel J. Prislin	Vice President/Senior Portfolio	Vice President/Senior Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Gretchen Regan	Vice President/Quantitative Analyst	Vice President/Quantitative
Analyst
Carl Rice	Vice President/Senior Investment Specialist,	Vice President/Senior Investment
	Large Cap Value Focus Equity	Specialist, Large Cap Value
Focus Equity
Joseph T. Rogina	Vice President/Equity Trader	Vice President/Equity Trader
Debbie A. Sabo	Vice President/Equity Trader – Focus	Vice President/Equity Trader –
	Growth Equity	Focus Growth Equity
Kevin C. Schildt	Vice President/Senior Municipal Credit	Vice President/Senior Municipal
	Analyst	Credit Analyst
Bruce Schoenfeld	Vice President/Equity Analyst	Vice President/Equity Analyst
Nancy E. Smith	Vice President — Investment Accounting	Vice President — Investment
Accounting
Brenda L. Sprigman	Vice President/Business Manager – Fixed	Vice President/Business Manager
	Income	– Fixed Income
Junee Tan-Torres	Vice President/ Structured Solutions	Vice President/ Structured
Solutions
Rudy D. Torrijos, III	Vice President/ Portfolio Manager	Vice President/ Portfolio
Manager
Michael J. Tung	Vice President/ Portfolio Manager	Vice President/ Portfolio
Manager
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Lori P. Wachs	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Jeffrey S. Wang	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Michael G. Wildstein	Vice President/ Senior Research Analyst	Vice President/ Senior Research
Analyst
Kathryn R. Williams	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Nashira Wynn	Vice President/Portfolio Manager	Vice President/Senior Equity
Analyst/Portfolio Manager
Guojia Zhang	Vice President/Equity Analyst	Vice President/Equity Analyst
Douglas R. Zinser	Vice President/Credit Research Analyst	Vice President/Credit Research
Analyst

J-5

APPENDIX K—FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager") and MONDRIAN INVESTMENT PARTNERS LIMITED (the "Sub-Adviser'').

WITNESSETH:

     WHEREAS, Delaware Pooled Trust, a Delaware statutory trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, The International Equity Portfolio (the "Fund") is a series of the Trust; and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

      WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

(i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

(ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

(iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

(iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

(v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

K-2

(vii) maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-l under the 1940 Act.

(d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Managed Portion; (iii) the Fund's Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

(e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

(f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

(g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund's Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available

K-3

for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

    (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund's Prospectus and SAI In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

    (b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

    (c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

                                                                                                                      K-4

4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Exhibit A attached hereto.

5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

     (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub- Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

     (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund.

     (d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, "Sub-Adviser Related Persons") shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and the Financial Services and Markets Act 2000 of the United Kingdom ("FSMA") or any rules or regulations adopted under any of those laws.

     (b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively '”Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the "SEC") or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually bythe Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

     (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

     (c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days' written notice to the Sub-Adviser of the Investment Manager's intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days' written notice to the Sub- Adviser of the Trust's intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)	is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);
(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;
(iii)	is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;
(iv)	is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

K-7

     (v) is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days' written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

     (vi) has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

     (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

     (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

     (c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

     (d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

     (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

K-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the ____________ day of__________________ , 2009

MONDRIAN INVESTMENT	DELAWARE MANAGEMENT
PARTNERS LIMITED	COMPANY, a series of Delaware
Management Business Trust

By:__________________	By:__________________
Name:	Name:
Title:	Title:

Attest: __________________	Attest: __________________
Name:	Name:
Title:	Title:

Agreed to and accepted as of the day and year first above written:

Delaware Pooled Trust, for The International Equity Portfolio

By:__________________ Name: Title:

K-10

Exhibit A Fee Schedule

Fund	Annual Rate
(as a percentage of average daily net assets)
The International Equity Portfolio	0.36%

K-11

APPENDIX L – DIRECTORS AND OFFICERS OF MONDRIAN

     The following persons have held the following positions with Mondrian. The principal business address of Mondrian is Fifth Floor, 10 Gresham Street, London EC2V 7JD United Kingdom.

NAME	POSITIONS AND OFFICES
David Tilles	Executive Chairman
Clive Gillmore	Chief Executive Officer & CIO of Global Equities
John Emberson	Chief Operating Officer
John Kirk	Director, Chief Executive Officer
Christopher Moth	Director, Chief Investment Officer
Hamish Parker	Director
Elizabeth Desmond	Director, CIO International Equities
Nigel May	Deputy Chief Executive Officer
Jane Goss	General Counsel, Company Secretary
John Barrett	Chief Compliance Officer

L-1

APPENDIX M – INFORMATION ON OTHER FUNDS ADVISED BY MONDRIAN

     Other mutual funds advised by Mondrian, the net assets of those funds, and the management fees that Mondrian received from those funds during the fiscal years ended on the dates noted.

	6/30/09 Assets Under Management	Effective Fee Rate~
Comparable Sub Advisory Relationships
International Equity Fund 1	$498,550,351	0.31%**
International Equity Fund 2	$537,074,260	0.31%**
International Equity Fund 3	$291,198,625	0.32%
International Equity Fund 4	$190,982,359	0.36%
International Equity Fund 5	$618,097,883	0.40%

~ Based on latest billing period.
**Part of a multi-asset group relationship amounting to $1,285 million as at 30 June 2009.

M-1

APPENDIX N – NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF JULY 31, 2009

Fund Name	Class	7/31/09 TOTAL SHARES
The Core Focus Fixed Income Portfolio	P	2,116,779.731
The Core Plus Fixed Income Portfolio	P	6,276,374.562
The Emerging Markets Portfolio	P	68,032,302.529
The Focus Smid-Cap Growth Equity Portfolio	P	351,170.691
The Global Fixed Income Portfolio	P	12,666,587.387
The Global Real Estate Securities Portfolio	P	11,584,662.843
The Global Real Estate Securities Portfolio	PB	1,227.579
The High-Yield Bond Portfolio	P	3,239,707.130
The International Equity Portfolio	P	71,987,228.369
The International Fixed Income Portfolio	P	1,571,559.141
The Labor Select International Equity Portfolio	P	61,396,887.328
The Large-Cap Growth Equity Portfolio	P	35,241,828.526
The Large-Cap Value Equity Portfolio	P	767,024.467
The Mid-Cap Growth Equity Portfolio	P	6,131,283.396
The Real Estate Investment Trust Portfolio II	P	1,227,674.675
The Select 20 Portfolio	P	2,048,674.557
The Small-Cap Growth Equity Portfolio	P	162,468.011

N-1

APPENDIX O — 5% SHARE OWNERSHIP

The following table shows the accounts of each class of each Fund that own 5% or more of such class.

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage

Delaware DPT - The Select 20	P	CHRISTOPHER BONAVICO	167,787.434	8.19%
Portfolio		SAN FRANCISCO CA 94126

Delaware DPT - The Focus Smid-	P	CHRISTOPHER BONAVICO	112,085.904	31.92%
Cap Growth Equity Portfolio		SAN FRANCISCO CA 94126

Delaware DPT - The Focus Smid-	P	KENNETH F BROAD & JACLYN	133,165.162	37.92%
Cap Growth Equity Portfolio		JAFARIAN BROAD JT WROS
		MILL VALLEY CA 94941

Delaware DPT - The Large-Cap	P	MANUFACTURERS &	2,541,955.666	7.18%
Growth Equity Portfolio		TRADERS TRUST
		TRUSTEE PINNACLE HEALTH
		SYSTEMS PENSION PLAN
		DEFINED BENEFIT PLAN
		1 M T PLZ RM 9
		BUFFALO NY 14203-2399

Delaware DPT - The Large-Cap	P	PINNACLE HEALTH SYSTEM	2,219,000.499	6.26%
Growth Equity Portfolio		409 S 2ND ST STE 2B
		HARRISBURG PA 17104-1612

Delaware DPT - The Core Focus	P	DMH CORP	142,717.524	6.74%
Fixed Income Portfolio		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007

Delaware DPT - The International	P	FIRST UNION	8,300,998.611	11.11%
Equity Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28262-8522
Delaware DPT - The International	P	MARYLAND PREPAID	3,767,953.679	5.04%
Equity Portfolio		COLLEGE TRUST
		217 E REDWOOD ST STE 1350
		BALTIMORE MD 21202-3314

Delaware DPT - The Global Fixed	P	BSA-ILA PENSION TRST FUND	1,125,963.772	8.51%
Income Portfolio		CHARLESTOWN NAVY YARD
197 8TH ST STE 775
		CHARLESTOWN MA 02129-

O-1

Delaware DPT - The High-Yield	P	STATE STREET BANK & TRUST	631,944.875	19.49%
Bond Portfolio		FBO GEORGIA STATE UNIV
FOUNDATION, INC
		CUST GORDON E DAVIES
		PO BOX 3963
		ATLANTA GA 30302-3963

Delaware DPT - The Small-Cap	P	FIRST UNION	26,213.300	15.80%
Growth Equity Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28262-8522
Delaware DPT - The Real Estate	P	MAC & CO	375,346.115	30.57%
Investment Trust Portfolio II		ATTN MUTUAL FUNDS
		OPERATIONS
		PO BOX 3198
		525 WILLIAM PENN PLACE
		PITTSBURGH PA 15230-3198
Delaware DPT - The Real Estate	P	SAXON AND CO	465,365.910	37.91%
Investment Trust Portfolio II		PO BOX 7780-1888
		PHILADELPHIA PA 19182-0001

Delaware DPT - The Select 20	P	LINCOLN NATIONAL LIFE	294,691.134	14.38%
Portfolio		INS COMPANY
1300 S CLINTON ST
		FORT WAYNE IN 46802-3506

Delaware DPT - The Large-Cap	P	JESUIT HIGH SCHOOL OF	386,244.421	50.36%
Value Equity Portfolio		NEW ORLEANS
		4133 BANKS ST
		NEW ORLEANS LA 70119-6883

Delaware DPT - The Large-Cap	P	RICHARD BLAND COLLEGE	79,354.500	10.35%
Value Equity Portfolio		FOUNDATION FUND
		11301 JOHNSON ROAD
		PETERSBURG VA 23805-7100

Delaware DPT - The Large-Cap	P	STRAFE & CO	255,352.512	33.29%
Value Equity Portfolio		FAO ONEOK INC COLL BARG
		UNIT EE'S H&W
		340 S CLEVELAND AVE
		BLDG 350
		WESTERVILLE OH 43081-8917

Delaware DPT - The International	P	PATTERSON AND COMPANY	6,784,992.935	9.08%
Equity Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

O-2

Delaware DPT - The Mid-Cap	P	RICHARD BLAND COLLEGE	513,933.983	8.38%
Growth Equity Portfolio		FOUNDATION FUND
		11301 JOHNSON ROAD
		PETERSBURG VA 23805-7100

Delaware DPT - The Mid-Cap	P	ROOSEVELT UNIVERSITY	5,528,302.574	90.17%
Growth Equity Portfolio		430 S MICHIGAN AVE
		CHICAGO IL 60605-1394

Delaware DPT - The International	P	PATTERSON AND COMPANY	26,004,232.136	34.79%
Equity Portfolio		MUTUAL FUNDS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28262-8522

Delaware DPT - The Global Fixed	P	CITY NATIONAL BANK	1,001,648.533	7.57%
Income Portfolio		FBO WILLIAMS &
CONNOLLY LLP
		555 S FLOWER ST STE 2200
		LOS ANGELES CA 90071-2304

Delaware DPT - The Global Fixed	P	IBT TRUSTEE	1,515,733.477	11.46%
Income Portfolio		FBO EDWARDS ANGELL
PALMER & DODGE
		RETIREMENT PLAN
		(SAME DAY) DC AND DB
		200 CLARENDON ST
		BOSTON MA 02116-5021

Delaware DPT - The Global Fixed	P	NEW HAMPSHIRE CHARITABLE	1,436,641.862	10.86%
Income Portfolio		FOUNDATION
37 PLEASANT ST
		CONCORD NH 03301-4005

Delaware DPT - The Global Fixed	P	STEELCASE INC	1,067,310.664	8.07%
Income Portfolio		RETIREMENT PLAN
		BALANCED FUND DEF
CONTRIBUTION
		C/O JPMORGAN CHASE BANK
		ATTN JEFFREY ROSENBERG
		4 NEW YORK PLZ FL 15
		NEW YORK NY 10004-2413

Delaware DPT - The Labor Select	P	LOCAL 804 I.B.T & LOCAL 447	6,530,621.530	10.91%
International Equity Portfolio		I.A.M. UPS MULIT-EMPLOYER
		RETIREMENT PLAN
		55 GLENLAKE PKWY NE
		ATLANTA GA 30328-3474

O-3

Delaware DPT - The Labor Select	P	MICHIGAN LABORERS	3,302,067.768	5.52%
International Equity Portfolio		PENSION FUND
		6525 CENTURION DR
		LANSING MI 48917-9275

Delaware DPT - The High-Yield	P	GENWORTH FINANCIAL	694,259.616	21.42%
Bond Portfolio		TRUST CO
		FBO GENWORTH FINANCIAL
		ASSET MGMT
		FBO THEIR MUTUAL CLIENTS
		3200 N CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468

Delaware DPT - The High-Yield	P	MAC & CO	1,711,683.007	52.80%
Bond Portfolio		PUBLIC PENSION
		MUTUAL FUND OPS
		PO BOX 3198
		PITTSBURGH PA 15230-3198

Delaware DPT - The High-Yield	P	MSSA-ILA PENSION PLAN	202,693.517	6.25%
Bond Portfolio		260 ST ANTHONY ST
		MOBILE AL 36603-6461

Delaware DPT - The Emerging	P	ALAMEDA COUNTY	5,622,592.893	8.22%
Markets Portfolio		EMPLOYEES RETIREMENT
		ASSOCIATION
		475 14TH ST STE 1000
		OAKLAND CA 94612-1916

Delaware DPT - The Emerging	P	CHILDRENS HEALTHCARE OF	7,948,324.489	11.62%
Markets Portfolio		ATLANTA INC
		1584 TULLIE CIR NE
		ATLANTA GA 30329-2311

Delaware DPT - The Emerging	P	INDIANA PUBLIC EMPLOYEES	7,751,372.461	11.33%
Markets Portfolio		RETIREMENT FUND
143 W MARKET ST
		INDIANAPOLIS IN 46204-2801

Delaware DPT - The Emerging	P	TEACHERS RETIREMENT SYS	11,976,269.857	17.51%
Markets Portfolio		OF THE STATE OF ILLINOIS
		MASTER TRUST MAIN
		2815 W WASHINGTON ST
		SPRINGFIELD IL 62702-3397

Delaware DPT - The Small-Cap	P	PATTERSON AND COMPANY	108,348.095	65.32%
Growth Equity Portfolio		MUTUAL FUNDS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28262-8522

O-4

Delaware DPT - The Small-Cap	P	PATTERSON AND COMPANY	27,898.526	16.82%
Growth Equity Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

Delaware DPT - The Select 20	P	VAN HARTE-SMITH FAMILY	124,404.973	6.07%
Portfolio		REVOCABLE TRUST
		70 CLUB DR
		SAN CARLOS CA 94070-1647

Delaware DPT - The Select 20	P	WHITTIER COLLEGE	650,616.791	31.76%
Portfolio		ENDOWMENT
		13406 PHILADELPHIA ST
		WHITTIER CA 90601-4413

Delaware DPT - The Core Plus	P	BANK OF AMERICA NA TTEE	760,883.366	12.12%
Fixed Income Portfolio		MITSUBISHI INT CORP
		RET TR-DEL
		PO BOX 831575
		DALLAS TX 75283-1575

Delaware DPT - The Core Plus	P	CARPENTERS 46 NORTHERN CA	338,459.417	5.39%
Fixed Income Portfolio		COUNTIES CONFERENCE BRD
		LABOR ORGANIZATION ASSETS
		265 HEGENBERGER RD STE 200
		OAKLAND CA 94621-1480

Delaware DPT - The Core Plus	P	CHARLES RIVER	1,296,915.006	20.65%
Fixed Income Portfolio		LABORATORIES, INC.
		DEFINED BENEFIT PLAN
		ATTN: HOLLY LEMAY
		251 BALLARDVALE ST
		WILMINGTON MA 01887-1000

Delaware DPT - The Core Plus	P	NORTHERN CALIFORNIA	2,592,620.654	41.28%
Fixed Income Portfolio		CARPENTERS REGIONAL
COUNCIL LABOR
		ORGANIZATION ASSETS
		265 HEGENBERGER RD STE 200
		OAKLAND CA 94621-1480

Delaware DPT - The Core Plus	P	PENSION FUND IBEW 96	808,298.209	12.87%
Fixed Income Portfolio		DEFINED BENEFIT PLAN
		PO BOX 5817
		WALLINGFORD CT 06492-7617

Delaware DPT - The Real Estate	P	NATIONAL CITY BANK TTEE	386,952.968	31.52%
Investment Trust Portfolio II		LEXINGTON THEOLOGICAL
		SEMINARY
		ATTN TRUST MUTUAL FUNDS
4100 W 150TH ST
		CLEVELAND OH 44135-1304

		O-5

Delaware DPT - The Large-Cap	P	MAC & CO	2,288,339.741	6.46%
Growth Equity Portfolio		MUTUAL FUNDS OPERATIONS
		PO BOX 3198
		PITTSBURGH PA 15230-3198

Delaware DPT - The Large-Cap	P	NORTHERN TRUST	1,978,961.202	5.59%
Growth Equity Portfolio		CUST FBO MILLS COLLEGE
		PO BOX 92956
		CHICAGO IL 60675-0001

Delaware DPT - The Large-Cap	P	SAXON & CO	2,721,755.303	7.68%
Growth Equity Portfolio		PO BOX 7780-1888
		PHILADELPHIA PA 19182-0001

Delaware DPT - The Large-Cap	P	SEI PRIVATE TRUST CO	2,171,634.045	6.13%
Growth Equity Portfolio		C/O SUN TRUST BANK
		FBO THE CATHOLIC
		FOUNDATION
		1 FREEDOM VALLEY DR
		OAKS PA 19456-9989
Delaware DPT - The Large-Cap	P	SYRACUSE UNIVERSITY	3,477,181.780	9.81%
Growth Equity Portfolio		621 SKYTOP RD STE 120
		SYRACUSE NY 13244-0001

Delaware DPT - The Large-Cap	P	THE BATCHELOR	3,135,478.245	8.85%
Growth Equity Portfolio		FOUNDATION INC
		1680 MICHIGAN AVE PH-1
		MIAMI BEACH FL 33139-2514
Delaware DPT - The Large-Cap	P	THE OREGON COMMUNITY	3,633,846.200	10.26%
Growth Equity Portfolio		FOUNDATION
		1221 SW YAMHILL ST STE 100
		PORTLAND OR 97205-2108

Delaware DPT - The Focus Smid-	P	VAN HARTE-SMITH FAMILY	55,493.895	15.80%
Cap Growth Equity Portfolio		REVOCABLE TRUST
		70 CLUB DR
		SAN CARLOS CA 94070-1647

Delaware DPT - The Core Focus	P	PLUMBERS & PIPEFITTERS	510,544.119	24.12%
Fixed Income Portfolio		LOCAL 421 PENSION FUND
		C/O CORE MANAGEMENT
RESOURCE GROUP
		PO BOX 1755
		MACON GA 31202-1755

Delaware DPT - The Core Focus	P	SOUTHEASTERN REGIONAL	1,199,039.610	56.64%
Fixed Income Portfolio		MEDICAL CENTER
		FUNDED DEPRECIATION FUND
		300 W 27TH ST
		LUMBERTON NC 28358-3075

		O-6

Delaware DPT - The Core Focus	P	THE NORTHERN TRUST CO	183,543.152	8.67%
Fixed Income Portfolio		FBO GF
801 SOUTH CANAL
		CHICAGO IL 60675-0001

Delaware DPT - The International	P	BROCKTON RETIREMENT BRD	1,571,556.199	100.00%
Fixed Income Portfolio		15 CHRISTY'S DRIVE
		BROCKTON MA 02301-1813

Delaware DPT - The Global Fixed	P	BRISTOL COUNTY	1,365,942.202	10.32%
Income Portfolio		RETIREMENT SYSTEM
		645 COUNTY STREET
		TAUNTON MA 02780-3623

Delaware DPT - The Focus Smid-	P	DANIEL J PRISLIN	28,021.476	7.98%
Cap Growth Equity Portfolio		AND JOELLE M PRISLIN TTEES
		DANIEL AND JOELLE PRISLIN
		FAMILY TR
		ALAMEDA CA 94502

Delaware DPT - The Global Fixed	P	SEI PRIVATE TRUST COMPANY	1,356,709.922	10.26%
Income Portfolio		C/O HSBC
		FBO JOHN R OISHEI
		FOUNDATION
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456
Delaware DPT - The Select 20	P	JDA FAMILY TRUST	142,799.147	6.97%
Portfolio		POTOMAC MD 20854

Delaware DPT - The Select 20	P	MARIANO RIVERA	285,911.276	13.96%
Portfolio		REVOCABLE TRUST
		PURCHASE NY 10577

Delaware DPT - The Select 20	P	NORTHERN VIRGINIA	184,496.701	9.01%
Portfolio		CARDIOLOGY ASSOCIATES PC
		MONEY PURCHASE PENSION
		PLAN & TRUST
		8505 ARLINGTON BLVD STE 200
FAIRFAX VA 22031

O-7

PROXY CARD

DELAWARE INVESTMENTS

2005 MARKET STREET

PHILADELPHIA, PA 19103

DELAWARE POOLED® TRUST	JOINT SPECIAL MEETING OF SHAREHOLDERS– NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of [Each Fund Listed on Schedule A] (the “Fund”), a series of Delaware Pooled Trust (the “Trust”), indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
 KEEP THIS PORTION FOR YOUR RECORDS.

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                                                                                                                                                                                       DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees

1. To elect a Board of Trustees for the Trust

Nominees: FOR ALL WITHHOLD ALL FOR ALL EXCEPT

01)	THOMAS L. BENNETT 04) ANTHONY D. KNERR 07) THOMAS F. MADISON
02)	PATRICK P. COYNE 05) LUCINDA S. LANDRETH 08) JANET L. YEOMANS 0 0 0
03)	JOHN A. FRY 06) ANN R. LEVEN 09) J. RICHARD ZECHER

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

_____________________________________________________________________________

FOR ALL FUNDS EXCEPT THE MID-CAP GROWTH EQUITY PORTFOLIO
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
2. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust
FOR THE INTERNATIONAL EQUITY PORTFOLIO ONLY
Vote on Approval of Sub-Advisory Agreement	FOR	AGAINST	ABSTAIN
3. To approve a new investment advisory agreement among the Fund, Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust, and Mondrian
Investment Partners Limited

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

_____________________________________ Signature [PLEASE SIGN WITHIN BOX] Date ________________________________________ Signature (Joint Owners) Date

SCHEDULE A

     The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large Cap-Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio